EXHIBIT 10.1

                                 FIRST AMENDMENT
                    TO AMENDED AND RESTATED CREDIT AGREEMENT
                                   AND CONSENT

     THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT (this "Amendment"), dated as of August 22, 2008, is by and among ROCK-TENN COMPANY, a Georgia corporation (the "Company"), ROCK-TENN COMPANY OF CANADA, a Nova Scotia unlimited liability company the "Canadian Borrower", and together with the Company, the "Borrowers"), the Guarantors, the Lenders signatories hereto, and WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent and Collateral Agent and BANK OF AMERICA, N.A., acting through its Canada branch, as Canadian Agent.

                              W I T N E S S E T H:

     WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of March 5, 2008, among the Borrowers, the Guarantors, the Lenders party thereto, the Administrative Agent and the Canadian Agent (as previously amended, modified or supplemented, the "Existing Credit Agreement"), the Lenders have extended commitments to make certain credit facilities available to the Borrowers;

     WHEREAS, the Borrowers have requested that the Lenders agree to amend certain provisions of the Existing Credit Agreement; and

     WHEREAS, the Administrative Agent, the Canadian Agent and the Required Lenders are willing to make such amendments upon the terms and conditions contained in this Amendment;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the agreements herein contained, the parties hereby agree as follows:

                                     PART I
                                   DEFINITIONS

          SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

               "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

               "First Amendment Effective Date" is defined in Part IV.

          SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                     PART II
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

     Effective on (and subject to the occurrence of) the First Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement shall continue in full force and effect.

          SUBPART 2.1. Amendments to Section 1.1.

          (a) The definition of "Permitted Securitization Transaction" set forth in Section 1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

               "Permitted Securitization  Transaction" means the transfer by the
          Company or one or more of its Restricted Subsidiaries of Securitization Assets to one or more Permitted Securitization Subsidiaries and the related financing of such Securitization Assets; provided that (i) such transaction results in a legal "true sale" of receivables, (ii) such transaction is non-recourse to the Company and its Restricted Subsidiaries, except for Standard Securitization Undertakings, (iii) the aggregate Attributed Principal Amount for all Permitted Securitization Transactions at any time outstanding shall not exceed $200,000,000 and (iv) an amount equal to the proceeds of any borrowings after the Closing Date under a Permitted Securitization Transaction shall be used to prepay Swingline Loans, Revolving Loans and cash collateralize Bankers' Acceptances in accordance with the terms of Section 2.10(b)(iii).

          (b) The definition of "Permitted Securitization Subsidiary" set forth in Section 1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

               "Permitted Securitization Subsidiary" means any Subsidiary of the Company that (i) is directly or indirectly wholly-owned by the Company, (ii) is formed and operated solely for purposes of a Permitted Securitization Transaction, (iii) is "bankruptcy remote",
          (iv) has organizational documents which limit the permitted activities of such Permitted Securitization Subsidiary to the acquisition of Securitization Assets from the Company or one or more of its Subsidiaries, the securitization of such Securitization Assets and activities necessary or incidental to the foregoing and (v) meets S&P's requirements for special purpose entities engaged in securitization of assets.

          (c) The definition of "Standard Securitization Undertaking" set forth in Section 1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

               "Standard Securitization Undertakings" means (i) any obligations and undertakings of the Company or any Restricted Subsidiary on terms and conditions consistent with the sale treatment of Securitization Assets in a transaction that results in a legal "true sale" of Securitization Assets and (ii) any obligations and undertakings of the Company or any Restricted Subsidiary not inconsistent with the treatment of the transfer of Securitization Assets in a transaction as a legal "true sale" and otherwise consistent with customary securitization undertakings in the United States; provided that Standard Securitization Undertakings shall not include any guaranty or other obligation of the Company and its Restricted Subsidiaries with respect to any Securitization Asset that is not collected, not paid or otherwise uncollectible on account of the insolvency, bankruptcy, creditworthiness or financial inability to pay of the applicable obligor with respect to such Securitization Asset.

          (d) The following definitions are added to Section 1.1 of the Existing Credit Agreement in appropriate alphabetical order:

               "Attributed Principal Amount" means, on any day, with respect to any Permitted Securitization Transaction, the aggregate principal, stated or invested amount of (a) outstanding loans made to the relevant Permitted Securitization Subsidiary under such Permitted Securitization Transaction or (b) notes, bonds or other debt instruments, beneficial interests in a trust, undivided ownership interests in receivables or other securities issued for cash consideration by the relevant Permitted Securitization Subsidiary to the relevant lenders or purchasers of such instruments or interests under such Permitted Securitization Transaction, in each case, the proceeds of which are used to finance, in whole or in part, the purchase by such Permitted Securitization Subsidiary of Securitization Assets in such Permitted Securitization Transaction.

               "Securitization Assets" means any accounts receivable, notes receivable, rights to future lease payments or residuals (collectively, the "Receivables") owed to or owned by the Borrower or any Subsidiary (whether now existing or arising or acquired in the future), all collateral securing such Receivables, all contracts and contract rights, purchase orders, records, security interests, financing statements or other documentation in respect of such Receivables and all guarantees, letters of credit, insurance or other agreements or arrangements supporting or securing payment in respect of such Receivables, all lockboxes and collection accounts in respect of such Receivables (but only to the extent such lockboxes and collection accounts contain only Receivables subject to a Permitted Securitization Transaction), all collections and proceeds of such Receivables and other assets which are of the type customarily granted or transferred in connection with securitization transactions involving receivables similar to such Receivables.

          SUBPART 2.2 Amendment to Section 6.2. Subsection (k) of Section 6.2 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

               (k) Liens existing or deemed to exist in connection with any Permitted Securitization Transaction, but only to the extent that any such Lien relates to the applicable Securitization Assets sold, contributed, financing or otherwise conveyed or pledged pursuant to such transaction;

          SUBPART 2.3 Amendment to Section 6.4. Subsection (f) of Section 6.4 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

               (f) the Borrowers and the Restricted Subsidiaries may transfer Securitization Assets for fair market value to one or more Permitted Securitization Subsidiaries so long as such transfer is made to consummate a Permitted Securitization Transaction;

          SUBPART 2.4 Amendment to Section 6.11. Section 6.11 is hereby amended in its entirety to read as follows:

          6.11 Limitation on Securitization Undertakings of the Borrowers and Restricted Subsidiaries.

          The Borrowers will not, and will not permit any Restricted Subsidiary to, incur or become obligated in respect of any Indebtedness or other obligation in connection with any Permitted Securitization Transaction other than Funded Debt (i) resulting from the transfer of any
     Securitization Assets in connection with a Permitted Securitization Transaction so long as such Funded Debt is non-recourse as to the Borrowers and any Restricted Subsidiary (except for Standard Securitization Undertakings) and (ii) consisting of Standard Securitization Undertakings.

          SUBPART 2.5 Amendment to Section 6.18. Section 6.18 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

          6.18 Prepayment and Amendment of Certain Debt; Designation of Senior Debt.

          The Borrowers will not, and will not permit any Restricted Subsidiary to:

               (a) redeem, repurchase, defease, purchase prior to maturity or prepay the 2011 Senior Notes, the 2013 Senior Notes, the 2016 Senior Notes or any Subordinated Debt, except (i) in connection with any refinancing of the 2011 Senior Notes, the 2013 Senior Notes, the 2016 Senior Notes or any Subordinated Debt permitted by the terms of
          Section 6.3, and (ii) redemptions, repurchases, defeasances, purchases or prepayments of the 2011 Senior Notes and/or the 2013 Senior Notes in an aggregate amount not to exceed (1) $50,000,000 for all such redemptions, repurchases, defeasances, purchases or prepayments of the 2011 Senior Notes and/or the 2013 Senior Notes made in any 12-month period and (2) $100,000,000 for all such redemptions, repurchases, defeasances, purchases or prepayments of the 2011 Senior Notes and/or the 2013 Senior Notes made after the Closing Date; provided that, in the case of any such redemption, repurchase, defeasance, purchase or prepayment described in this clause (ii) (A) no Default or Event of Default has occurred and is continuing or would be directly or indirectly caused as a result thereof and (B) after giving effect to any such redemption, repurchase, defeasance, purchase or prepayment, the Borrowers shall have availability under the Aggregate Revolving Committed Amount of at least $300,000,000; and provided further that if the Leverage Ratio both before and after giving effect to any such redemption, repurchase, defeasance, purchase or prepayment on a Pro Forma Basis does not exceed 3.00 to 1.00 and if the conditions in clause (A) and (B) above have been satisfied, the Borrower may make additional redemptions, repurchases, defeasances, purchases or prepayments of the 2011 Senior Notes and/or the 2013 Senior Notes pursuant to this clause (ii) in an aggregate amount for all such additional redemptions, repurchases, defeasances, purchases or prepayments not to exceed $75,000,000 (it being understood and agreed that any redemption, repurchase, defeasance, purchase or prepayment of the 2011 Senior Notes and/or the 2013 Senior Notes that is permitted by this subsection at the time it is made shall thereafter be permitted by this subsection regardless of whether the conditions set forth in clauses (A) and (B) above continue to be satisfied;

               (b) amend, modify, waive or extend or permit the amendment, modification, waiver or extension of any term of any document governing or relating to the 2011 Senior Notes, the 2013 Senior Notes, the 2016 Senior Notes or any Subordinated Debt in a manner that is adverse to the interests of the Lenders; or

               (c) designate any Indebtedness of a Borrower or any Restricted Subsidiary as "Senior Indebtedness", "Designated Senior Indebtedness" or any similar designation under any agreement governing any Subordinated Debt of a Borrower or any Restricted Subsidiary, other than Indebtedness under the Credit Documents, Secured Hedging Agreements and the Senior Note Indentures, and any other Indebtedness subject to a Permitted Lien, together with any refinancing thereof permitted pursuant to Section 6.3.

                                    PART III
                                     CONSENT

     In connection with this Amendment, the Credit Parties and the Collateral Agent intend to enter into a corresponding amendment to the U.S. Security Agreement (Non-Shared Collateral) in order to make certain conforming changes to that document and clarify that the Liens granted pursuant to such document do not extend to Securitization Assets. The Required Lenders hereby acknowledge that they have received and been informed as to the terms and conditions of such amendment, and hereby consent to and hereby direct the Collateral Agent to enter into such amendment to the U.S. Security Agreement (Non-Shared Collateral) in the form of the amendment thereto attached as Exhibit A to this Amendment and to amend any applicable UCC financing statement consistent with the amendment to the U.S. Security Agreement (Non-Shared Collateral). The consent contained herein shall be effective only to the extent specifically set forth herein and shall not be deemed a consent to any transaction or future action on the part of any Credit Party requiring the Lenders consent or approval under the Amended Credit Agreement.

                                     PART IV
                           CONDITIONS TO EFFECTIVENESS

     This Amendment shall be and become effective as of the date hereof (the "First Amendment Effective Date") when all of the conditions set forth in this
Part IV shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as the "First Amendment."

          SUBPART 4.1. Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Administrative Agent) of this Amendment, which collectively shall have been duly executed on behalf of the Borrowers, the Guarantors and the Required Lenders.

          SUBPART 4.2 No Default. No Default or Event of Default shall exist on the First Amendment Effective Date.

          SUBPART 4.3 Accuracy of Representations and Warranties. The representations and warranties of the Credit Parties contained in Article III of the Amended Credit Agreement or any other Credit Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the First Amendment Effective Date (except for those which expressly relate to an earlier date).

          SUBPART 4.4 Other Fees and Out of Pocket Costs. The Borrowers shall have paid any and all reasonable out-of-pocket costs (to the extent invoiced) incurred by the Administrative Agent, the Collateral Agent or Wachovia Capital Markets, LLC (including the reasonable fees and expenses of the Administrative Agent's and the Collateral Agent's legal counsel), and all other fees and other amounts payable to the Administrative Agent, the Collateral Agent or Wachovia Capital Markets, LLC, in each case in connection with the arrangement, negotiation, preparation, execution and delivery of this Amendment and the administration of the Amended Credit Agreement.

                                     PART V
                                  MISCELLANEOUS

          SUBPART 5.1 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

          SUBPART 5.2. Instrument Pursuant to Existing Credit Agreement. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Amended Credit Agreement.

          SUBPART 5.3. References in Other Agreements. At such time as this Amendment shall become effective pursuant to the terms of Part IV, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Amended Credit Agreement.

          SUBPART 5.4. Representations and Warranties of the Credit Parties. Each Credit Party hereby represents and warrants that (a) it has the requisite power and authority to execute, deliver and perform this Amendment, (b) it is duly authorized to, and has been authorized by all necessary action, to execute, deliver and perform this Amendment, (c) the representations and warranties contained in Article III of the Amended Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date and after giving effect to the amendments contained herein (except for those which expressly relate to an earlier date) and (d) no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof both before and after giving effect to the amendments contained herein.

          SUBPART 5.5. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

          SUBPART 5.6. Governing Law, Etc. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF. The jurisdiction, service of process and waiver of jury trail provisions set forth in Sections 9.14 and 9.17 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

          SUBPART 5.7. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          SUBPART 5.8. Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Amended Credit Agreement and acknowledges and reaffirms (i) that it is bound by all terms of the Amended Credit Agreement and (ii) that it is responsible for the observance and full performance of the Credit Party Obligations. Without limiting the generality of the proceeding sentence, each of the Guarantors confirms that it jointly and severally guarantees the prompt payment when due of the applicable Credit Party Obligations in accordance with, and pursuant to the terms of, Articles X and XI of the Amended Credit Agreement, as applicable.

          SUBPART 5.9. No Other Modification. Except to the extent specifically provided to the contrary in this Amendment, all terms and conditions of the Existing Credit Agreement and the other Credit Documents shall remain in full force and effect, without modification or limitation.

          SUBPART 5.10. Receivables Sale Agreement. On or prior to the date hereof, the Company shall deliver to the Administrative Agent the most recent drafts of the Second Amended and Restated Receivables Sale Agreement, to be dated on or about August 31, 2008, among the Company, as parent, the originators from time to time party thereto and Rock-Tenn Financial, Inc., as buyer, and any material documents to be executed in connection therewith (collectively, the "Securitization Documents"). The Company hereby agrees that the Securitization Documents will not be modified prior to the execution thereof in a manner that is adverse to the interests of the Lenders in any material respect.

                  [remainder of page intentionally left blank]

     Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:                                     ROCK-TENN COMPANY
---------
                                               By:    /s/ John D. Stakel
                                                      --------------------------
                                               Name:  John D. Stakel
                                                      --------------------------
                                               Title: Vice President - Treasurer
                                                      --------------------------


                                               ROCK-TENN COMPANY OF CANADA

                                               By:    /s/ John D. Stakel
                                                      --------------------------
                                               Name:  John D. Stakel
                                                      --------------------------
                                               Title: Vice President - Treasurer
                                                      --------------------------


                                                               ROCK-TENN COMPANY
                                                     ROCK-TENN COMPANY OF CANADA
                        FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

GUARANTORS:                              ALLIANCE ASIA, LLC
----------                               PCPC, INC.
                                         PREFLEX LLC
                                         ROCK-TENN CANADA HOLDINGS, INC.
                                         ROCK-TENN COMPANY OF TEXAS
                                         ROCK-TENN CONVERTING COMPANY
                                         ROCK-TENN LEASING COMPANY, LLC
                                         ROCK-TENN MILL COMPANY, LLC
                                         ROCK-TENN PACKAGING AND PAPERBOARD, LLC
                                         ROCK-TENN PACKAGING COMPANY
                                         ROCK TENN PARTITION COMPANY
                                         ROCK-TENN SERVICES INC.
                                         ROCK-TENN SHARED SERVICES, LLC
                                         SCHIFFENHAUS INDUSTRIES, INC.
                                         SCHIFFENHAUS PACKAGING CORP.
                                         SCHIFFENHAUS SERVICES, INC.
                                         SOUTHERN CONTAINER CORP.
                                         SOUTHERN CONTAINER HOLDING CORP.
                                         SOUTHERN CONTAINER MANAGEMENT CORP.
                                         TENCORR CONTAINERBOARD INC.
                                         WALDORF CORPORATION

                                         By:    /s/ John D. Stakel
                                                --------------------------------
                                         Name:  John D. Stakel
                                                --------------------------------
                                         Title: Vice President - Treasurer
                                                --------------------------------


                                         ALLIANCE DISPLAY COMPANY OF CANADA
                                         LING-INDUSTRIES INC.
                                         LING-QUEBEC INC.
                                         ROCK-TENN COMPANY OF CANADA III
                                         WILCO INC.

                                         By:    /s/ John D. Stakel
                                                --------------------------------
                                         Name:  John D. Stakel
                                                --------------------------------
                                         Title: Vice President - Treasurer
                                                --------------------------------


                                                               ROCK-TENN COMPANY
                                                     ROCK-TENN COMPANY OF CANADA
                        FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE/COLLATERAL AGENT:    WACHOVIA BANK, NATIONAL ASSOCIATION,
--------------------------------    as Administrative Agent and Collateral Agent



                                    By:    /s/ Andrew G. Payne
                                           -------------------------------------
                                    Name:  Andrew G. Payne
                                           -------------------------------------
                                    Title: Director
                                           -------------------------------------

CANADIAN AGENT:                     BANK OF AMERICA, N.A.,
---------------                     acting through its Canada Branch,
                                    as Canadian Agent

                                    By:    /s/ Medina Sales de Andrade
                                           -------------------------------------
                                    Name:  Medina Sales de Andrade
                                           -------------------------------------
                                    Title: Vice President
                                           -------------------------------------

LENDER:                             1st Farm Credit Services, PCA
-------                             -----------------------------

                                    By:    /s/  Dale A. Richardson
                                           -------------------------------------
                                    Name:  Dale A. Richardson
                                           -------------------------------------
                                    Title: VP, Illinois Capital Markets Group
                                           -------------------------------------

LENDER:                             AGCHOICE FARM CREDIT, ACA
-------                             -------------------------

                                    By:    /s/ Mark F. Kerstetter
                                           -------------------------------------
                                    Name:  Mark F. Kerstetter
                                           -------------------------------------
                                    Title: Vice President
                                           -------------------------------------


LENDER:                             AgFirst Farm Credit Bank
-------                             ------------------------

                                    By:    /s/ Matt Jeffords
                                           -------------------------------------
                                    Name:  Matt Jeffords
                                           -------------------------------------
                                    Title: Assistant Vice President
                                           -------------------------------------


                                                               ROCK-TENN COMPANY
                                                     ROCK-TENN COMPANY OF CANADA
                        FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LENDER:                           AgStar Financial Services, PCA
-------                           ------------------------------

                                  By:    /s/ Troy Mostaert
                                         ---------------------------------------
                                  Name:  Troy Mostaert
                                         ---------------------------------------
                                  Title: Vice President
                                         ---------------------------------------


LENDER:                           AIB Debt Management Limited
-------                           ---------------------------

                                  By:    /s/ Joseph Augustini
                                         ---------------------------------------
                                  Name:  Joseph Augustini
                                         ---------------------------------------
                                  Title: Senior Vice President, Investment
                                         ---------------------------------------
                                         Advisor to AIB Debt Management, Limited
                                         ---------------------------------------

                                  By:    /s/ Shane O'Driscoll
                                         ---------------------------------------
                                  Name:  Shane O'Driscoll
                                         ---------------------------------------
                                  Title: Assistant Vice President, Investment
                                         ---------------------------------------
                                         Advisor to AIB Debt Management, Limited
                                         ---------------------------------------

LENDER:                           Atlantic Capital Bank
-------                           ---------------------

                                  By:    /s/ H. Glenn Little
                                         ---------------------------------------
                                  Name:  H. Glenn Little
                                         ---------------------------------------
                                  Title: Senior Vice President
                                         ---------------------------------------

LENDER:                           Badgerland Farm Credit Services, FLCA
-------                           -------------------------------------

                                  By:    /s/ Kenneth H. Rue
                                         ---------------------------------------
                                  Name:  Kenneth H. Rue
                                         ---------------------------------------
                                  Title: VP - Loan Participations and Capital
                                         ---------------------------------------
                                         Markets
                                         ---------------------------------------

LENDER:                           BANK OF AMERICA
-------                           ---------------

                                  By:    /s/ Michael L. Letson, Jr.
                                         ---------------------------------------
                                  Name:  Michael L. Letson, Jr.
                                         ---------------------------------------
                                  Title: Vice President
                                         ---------------------------------------


                                                               ROCK-TENN COMPANY
                                                     ROCK-TENN COMPANY OF CANADA
                        FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LENDER:                           BARCLAYS BANK PLC
-------                           -----------------

                                  By:    /s/ David Barton
                                         ---------------------------------------
                                  Name:  David Barton
                                         ---------------------------------------
                                  Title: Director
                                         ---------------------------------------

LENDER:                           CITIBANK, N.A.
-------                           --------------

                                  By:    /s/ Jason Quinn
                                         ---------------------------------------
                                  Name:  Jason Quinn
                                         ---------------------------------------
                                  Title: Vice President
                                         ---------------------------------------

LENDER:                           TD Bank, N.A.
-------                           -------------

                                  By:    /s/ Nick Lotz
                                         ---------------------------------------
                                  Name:  Nick Lotz
                                         ---------------------------------------
                                  Title: Vice President
                                         ---------------------------------------


LENDER:                           Hewett's Island CLO V, Ltd
-------                           --------------------------

                                  By:    CypressTree Investment Management, LLP
                                         ---------------------------------------
                                         as Portfolio Manager
                                         ---------------------------------------

                                  By:    /s/ Robert Weeden
                                         ---------------------------------------
                                  Name:  Robert Weeden
                                         ---------------------------------------
                                  Title: Managing Director
                                         ---------------------------------------

LENDER:                           FARM CREDIT BANK OF TEXAS
-------                           -------------------------

                                  By:    /s/ Luis M. H. Requejo
                                         ---------------------------------------
                                  Name:  Luis M. H. Requejo
                                         ---------------------------------------
                                  Title: Director Capital Markets
                                         ---------------------------------------


                                                               ROCK-TENN COMPANY
                                                     ROCK-TENN COMPANY OF CANADA
                        FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LENDER:                         Farm Credit Services of America, PCA
-------                         ------------------------------------

                                By:    /s/ Steven L. Moore
                                       -----------------------------------------
                                Name:  Steven L. Moore
                                       -----------------------------------------
                                Title: Vice President
                                       -----------------------------------------

LENDER:                         Farm Credit Services of the Mountain Plains, PCA
-------                         ------------------------------------------------

                                By:    /s/ Bradley K. Leafgren
                                       -----------------------------------------
                                Name:  Bradley K. Leafgren
                                       -----------------------------------------
                                Title: Vice President
                                       -----------------------------------------

LENDER:                         FARM CREDIT WEST, PCA
-------                         ---------------------

                                By:    /s/ Ben Madonna
                                       -----------------------------------------
                                Name:  Ben Madonna
                                       -----------------------------------------
                                Title: Vice President
                                       -----------------------------------------

LENDER:                         CoBank, ACB
-------                         -----------

                                By:    /s/ Michael Tousignant
                                       -----------------------------------------
                                Name:  Michael Tousignant
                                       -----------------------------------------
                                Title: Vice President
                                       -----------------------------------------

LENDER:                         United FCS, PCA, d/b/a FCS Commercial Finance
-------                         ---------------------------------------------
                                Group,
                                ------

                                By:    /s/ Lisa Caswell
                                       -----------------------------------------
                                Name:  Lisa Caswell
                                       -----------------------------------------
                                Title: Assistant Vice President
                                       -----------------------------------------


                                                               ROCK-TENN COMPANY
                                                     ROCK-TENN COMPANY OF CANADA
                        FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LENDER:                         FCS Financial, PCA
-------                         ------------------

                                By:    /s/ Lee Fuchs
                                       -----------------------------------------
                                Name:  Lee Fuchs
                                       -----------------------------------------
                                Title: Vice President
                                       -----------------------------------------

LENDER:                         First Pioneer Farm Credit, ACA
-------                         ------------------------------

                                By:    /s/ James M. Papai
                                       -----------------------------------------
                                Name:  James M. Papai
                                       -----------------------------------------
                                Title: Senior Vice President
                                       -----------------------------------------

LENDER:                         First Tennessee Bank, National Association
-------                         ------------------------------------------

                                By:    /s/ Rotcher Watkins
                                       -----------------------------------------
                                Name:  Rotcher Watkins
                                       -----------------------------------------
                                Title: Senior Vice President
                                       -----------------------------------------

LENDER:                         Greenstone Farm Credit Services ACA/FLCA
-------                         ----------------------------------------

                                By:    /s/ Jeff Pavlik
                                       -----------------------------------------
                                Name:  Jeff Pavlik
                                       -----------------------------------------
                                Title: Vice President
                                       -----------------------------------------

LENDER:                         JP Morgan Chase, National Association
-------                         -------------------------------------

                                By:    /s/ Robert P. Carswell
                                       -----------------------------------------
                                Name:  Robert P. Carswell
                                       -----------------------------------------
                                Title: Vice President
                                       -----------------------------------------


                                                               ROCK-TENN COMPANY
                                                     ROCK-TENN COMPANY OF CANADA
                        FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LENDER:                         MANUFACTURERS AND TRADERS TRUST COMPANY
-------                         ---------------------------------------

                                By:    /s/ Brooks W. Thropp
                                       -----------------------------------------
                                Name:  Brooks W. Thropp
                                       -----------------------------------------
                                Title: Administrative Vice President
                                       -----------------------------------------

LENDER:                         Nordea Bank Finland Plc, acting through its
-------                         -------------------------------------------
                                New York and Grand Cayman branches
                                ----------------------------------

                                By:    /s/ Martin Lunder
                                       -----------------------------------------
                                Name:  Martin Lunder
                                       -----------------------------------------
                                Title: Senior Vice President
                                       -----------------------------------------

                                By:    /s/ Leena Parker
                                       -----------------------------------------
                                Name:  Leena Parker
                                       -----------------------------------------
                                Title: Vice President
                                       -----------------------------------------

LENDER:                         Capital One Leverage Finance Corp.
-------                         ----------------------------------

                                By:    /s/ Paul J. Dellova, Jr.
                                       -----------------------------------------
                                Name:  Paul J. Dellova, Jr.
                                       -----------------------------------------
                                Title: Senior Vice President
                                       -----------------------------------------

LENDER:                         The Northern Trust Company
-------                         --------------------------

                                By:    /s/ John C. Canty
                                       -----------------------------------------
                                Name:  John C. Canty
                                       -----------------------------------------
                                Title: Senior Vice President
                                       -----------------------------------------


                                                               ROCK-TENN COMPANY
                                                     ROCK-TENN COMPANY OF CANADA
                        FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LENDER:                     Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
-------                     ----------------------------------------------------
                            "Rabobank Nederland" New York Branch
                            ------------------------------------

                            By:    /s/ Tamira Treffers-Herrera
                                   ---------------------------------------------
                            Name:  Tamira Treffers-Herrera
                                   ---------------------------------------------
                            Title: Executive Director
                                   ---------------------------------------------

                            By:    /s/ Wenchi Hu
                                   ---------------------------------------------
                            Name:  Wenchi Hu
                                   ---------------------------------------------
                            Title: Executive Director
                                   ---------------------------------------------

LENDER:                     Raymond James Bank, FSB
-------                     -----------------------

                            By:    /s/ Andrew D. Hahn
                                   ---------------------------------------------
                            Name:  Andrew D. Hahn
                                   ---------------------------------------------
                            Title: Senior Vice President
                                   ---------------------------------------------

LENDER:                     RBC BANK (USA)
-------                     --------------

                            By:    /s/ James R. Pryor
                                   ---------------------------------------------
                            Name:  James R. Pryor
                                   ---------------------------------------------
                            Title: Managing Director
                                   ---------------------------------------------

LENDER:                     RZB Finance LLC
-------                     ---------------

                            By:    /s/ Christoph Hoedl
                                   ---------------------------------------------
                            Name:  Christoph Hoedl
                                   ---------------------------------------------
                            Title: Group Vice President
                                   ---------------------------------------------

                            By:    /s/ Randall Abrams
                                   ---------------------------------------------
                            Name:  Randall Abrams
                                   ---------------------------------------------
                            Title: Vice President
                                   ---------------------------------------------

LENDER:                     SUNTRUST BANK
-------                     -------------

                            By:    /s/ Bradley Staples
                                   ---------------------------------------------
                            Name:  Bradley Staples
                                   ---------------------------------------------
                            Title: Managing Director
                                   ---------------------------------------------


                                                               ROCK-TENN COMPANY
                                                     ROCK-TENN COMPANY OF CANADA
                        FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LENDER:                     WACHOVIA BANK, NATIONAL ASSOCIATION
-------                     -----------------------------------

                            By:    /s/ Andrew G. Payne
                                   ---------------------------------------------
                            Name:  Andrew G. Payne
                                   ---------------------------------------------
                            Title: Director
                                   ---------------------------------------------

LENDER:                     TRISTATE CAPITAL BANK
-------                     ---------------------

                            By:    /s/ Tricia Balser
                                   ---------------------------------------------
                            Name:  Tricia Balser
                                   ---------------------------------------------
                            Title: Vice President
                                   ---------------------------------------------


LENDER:                     WACHOVIA CAPITAL FINANCE CORPORATION (CANADA)
-------                     ---------------------------------------------

                            By:    /s/ Raymond Eghobamien
                                   ---------------------------------------------
                            Name:  Raymond Eghobamien
                                   ---------------------------------------------
                            Title: Vice President, Wachovia Capital Finance
                                   ---------------------------------------------
                                   Corporation (Canada)
                                   ---------------------------------------------


                                                               ROCK-TENN COMPANY
                                                     ROCK-TENN COMPANY OF CANADA
                        FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT